T. Rowe Price New America Growth Fund

Supplement to Summary Prospectus dated May 1, 2013

The portfolio manager table under “Management” is supplemented as follows:

Effective May 13, 2013, Daniel Martino will replace Joseph M. Milano as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is May 10, 2013.

F60-041-S 5/10/13